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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2000

                    TOTAL CONTAINMENT, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania                 0-23454         23-2394872
 (State or other jurisdiction     (Commission      (IRS Employer
       of incorporation)          File Number)       Ident. No.)

422 Business Center, A130 North Dr., Oaks PA              19456
   (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (610)666-7777


                              N/A
(Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     The listing of the common stock, par value $.01 per share, of Total Containment, Inc. (the "Company") will be transferred from the Nasdaq National Market to the Nasdaq SmallCap Market effective with the open of business on Friday, March 31, 2000.

     The Company's press release is attached hereto as Exhibit
99.1, and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          99.1 Press Release, dated March 29, 2000, of
               Total Containment, Inc.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TOTAL CONTAINMENT, INC.

Dated:  March 30, 2000


                               By:/s/ Pierre Desjardins
                                  Pierre Desjardins,
                                  Chief Executive Officer



                          EXHIBIT INDEX

Exhibit
Number      Description

99.1        Press Release, dated March 29, 2000, of Total
            Containment, Inc.